UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 23, 2015

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend Street
San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 543-7696

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on February 2, 2015, Advent Software, Inc. (“Advent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SS&C Technologies Holdings, Inc. (“SS&C”) and Arbor Acquisition Company, Inc., a wholly owned subsidiary of SS&C (“Merger Subsidiary”), providing for the merger of Merger Subsidiary with and into Advent (the “Merger”), with Advent surviving the Merger as a wholly owned subsidiary of SS&C.  Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

The consummation of the Merger remains subject to the satisfaction or waiver of certain closing conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

Advent and SS&C filed the Notification and Report Forms required under the HSR Act with the Department of Justice (the “DOJ”) and the Federal Trade Commission on February 18, 2015.   As previously disclosed, following informal discussions with the DOJ, effective as of March 20, 2015, SS&C withdrew its Notification and Report Form, and refiled it on March 24, 2015, which restarted the waiting period required by the HSR Act.

On April 23, 2015, Advent and SS&C each received a request for additional information (“second requests”) from the DOJ in connection with the DOJ’s review of the Merger.  The issuance of the second requests extends the waiting period under the HSR Act until 30 days after both parties have substantially complied with the DOJ’s requests (unless the waiting period is terminated earlier by the DOJ).

Advent and SS&C expect to promptly respond to the second requests and to continue working cooperatively with the DOJ as the agency conducts its review of the pending merger.  Advent and SS&C expect the closing of the Merger to occur in the second or third quarter of 2015.

Additionally, on Thursday, May 7, 2015 after the market closes, Advent will release its financial results for the first quarter ended March 31, 2015. Advent will not be hosting a conference call in conjunction with the earnings release.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the Merger.  All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the Merger, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the Merger, the possibility that various closing conditions to the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the Merger; that there is a material adverse change to Advent; as well as other cautionary statements contained in Advent’s periodic reports filed with the SEC including the factors set forth in Advent’s definitive proxy statement, filed March 3, 2015. These forward-looking statements reflect the Advent’s expectations as of the date of this communication. Advent undertakes no obligation to update the information provided herein. Additional information about Advent is available at www.advent.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ James S. Cox
James S. Cox Executive Vice President and Chief Financial Officer

Date: April 23, 2015